Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO THE
SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT

Dated as of June 18, 2024

AMENDMENT NO. 5 TO THE SECOND AMENDED AND RESTATED GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) among DIGITAL REALTY TRUST, L.P., a Maryland limited partnership (the “Operating Partnership”), DIGITAL SINGAPORE JURONG EAST PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 1”), DIGITAL SINGAPORE 1 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 2”), DIGITAL HK JV HOLDING LIMITED, a British Virgin Islands business company (the “Initial Singapore Borrower 3”), DIGITAL SINGAPORE 2 PTE. LTD., a Singapore private limited company (the “Initial Singapore Borrower 4”), DIGITAL HK KIN CHUEN LIMITED, a Hong Kong limited company (the “Initial Singapore Borrower 5”), DIGITAL STOUT HOLDING, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 1”), DIGITAL JAPAN, LLC, a Delaware limited liability company (the “Initial Multicurrency Borrower 2”), DIGITAL EURO FINCO, L.P., a Scottish limited partnership (the “Initial Multicurrency Borrower 3”), MOOSE VENTURES LP, a Delaware limited partnership (the “Initial Multicurrency Borrower 4”), DIGITAL DUTCH FINCO B.V., a Dutch private limited liability company (the “Initial Multicurrency Borrower 5”), DIGITAL AUSTRALIA FINCO PTY LTD, an Australian proprietary limited company (the “Initial Australia Borrower”), DIGITAL REALTY KOREA LTD., a Korean limited liability company (the “Initial Korea Borrower 1”), DIGITAL SEOUL 2 LTD., a Korean limited liability company (the “Initial Korea Borrower 2”) and PT DIGITAL JAKARTA ONE, an Indonesian limited liability company (the “Initial Indonesia Borrower”; and collectively with the Operating Partnership, the Initial Singapore Borrower 1, the Initial Singapore Borrower 2, the Initial Singapore Borrower 3, the Initial Singapore Borrower 4, the Singapore Borrower 5, the Multicurrency Borrower 1, the Multicurrency Borrower 2, the Multicurrency Borrower 3, the Multicurrency Borrower 4, the Multicurrency Borrower 5, the Initial Australia Borrower, the Initial Korea Borrower 1, the Initial Korea Borrower 2 and any Additional Borrowers, the “Borrowers” and each individually, a “Borrower”), DIGITAL REALTY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), DIGITAL EURO FINCO, LLC, a Delaware limited liability company (“Digital Euro”; and collectively with the Operating Partnership, the Parent Guarantor and any Additional Guarantors, the “Guarantors” and each individually, a “Guarantor”), each Lender, Issuing Bank and Swing Line Bank listed on the signature pages thereto and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lender Parties (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)The Borrowers, the Guarantors, the Lender Parties, the Administrative Agent and the other financial institutions party thereto entered into a Second Amended and Restated Global Senior Credit Agreement dated as of November 18, 2021 (as amended by that certain Amendment No. 1 to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further supplemented by that certain Limited Waiver to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 24, 2022, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Global Senior Credit Agreement, dated as of April 5, 2022, as further amended by that certain Amendment No. 3 to the Second Amended and Restated Global Senior Credit Agreement, dated as of March 16, 2023, as further amended by that certain Amendment No. 4 to the Second Amended and Restated Global Senior Credit Agreement, dated as of September 28, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Revolving Credit Agreement”); capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Revolving Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”); and

Exhibit 10.1

(2)The Borrowers and the Administrative Agent wish to reflect the replacement of CDOR with CORRA pursuant to Section 2.07(f) of the Existing Revolving Credit Agreement (the “Benchmark Replacement”) and the parties to the Existing Credit Agreement wish to make certain other amendments to the Existing Revolving Credit Agreement in connection therewith.

Subject to the terms and conditions herein, the Borrowers, the Guarantors, the Administrative Agent and the Lender Parties party hereto have agreed to amend the Existing Revolving Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.Amendments to Existing Revolving Credit Agreement
.  The Existing Revolving Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby amended as follows:
(i)Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by deleting the definition of “CDOR” in its entirety.
(ii)Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by adding the following new definitions:
(a)“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Relevant Canadian Governmental Body.
(b)“Daily Simple CORRA” means the rate per annum equal to CORRA determined for any day pursuant to the definition thereof, with the methodology and conventions for this rate being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Canadian Governmental Body for determining CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Benchmark Transition Event with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.  Any change in Daily Simple CORRA shall be effective from and including the date of such change without further notice.
(c)“Periodic Term CORRA Determination Day” has the meaning set forth in the definition of Term CORRA.
(d)“Relevant Canadian Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.
(e)“Relevant Canadian Governmental Body’s Website” means the Bank of Canada’s website or any successor source for CORRA identified as such by the Relevant Canadian Governmental Body from time to time.
(f)“Spread Adjusted Daily CORRA” means with respect to any Daily RFR Business Day and a Daily RFR Advance denominated in Canadian Dollars (a) having a tenor of one month, a rate per annum equal to the sum of (i) Daily Simple CORRA for such Daily RFR Business Day plus (ii) 0.29547% (29.547 basis points), and (b) having a tenor of three months, a rate per annum equal to the sum of (i) Daily Simple CORRA for such Daily RFR Business Day plus (ii) 0.32138% (32.138 basis

Exhibit 10.1

points); provided, however, that in no event shall Spread Adjusted Daily CORRA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.
(g)“Spread Adjusted Term CORRA” means, for any Interest Period, an interest rate per annum equal to (a) Term CORRA for such Interest Period, plus (b)(i) if the Interest Period is one month, 0.29547% (29.547 basis points), and (ii) if the Interest Period is three months, 0.32138% (32.138 basis points), provided, however, that in no event shall Spread Adjusted Term CORRA be less than the Floor for any Advance that has not been identified by the Borrowers to the Administrative Agent as being subject to a Hedge Agreement.
(h)“Term CORRA” means, for any calculation with respect to a Term CORRA Advance, the forward‐looking term rate based on CORRA for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the applicable authorized benchmark administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day Term CORRA for the applicable tenor has not been published by the Relevant Canadian Governmental Body and a Benchmark Replacement Date with respect to Term CORRA has not occurred, then Term CORRA will be Term CORRA for such tenor as published by the Relevant Canadian Governmental Body on the first preceding Business Day for which Term CORRA for such tenor was published by the Relevant Canadian Governmental Body so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day.
(i)“Term CORRA Advance” means an Advance that bears interest at a rate based on Term CORRA that is not a Swing Line Advance.
(iii)Clause (a) of the definition of “Applicable Screen Rate” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by replacing the words “Advances in Canadian Dollars, CDOR” with the words “intentionally omitted”.
(iv)Clause (f) of the definition of “Benchmark” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by replacing “CDOR” with the words “Spread Adjusted Term CORRA or Spread Adjusted Daily CORRA, as applicable”.
(v)The definition of “Business Day” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended as follows:
(a)The word “or” immediately before clause (f) is hereby deleted and replaced with a comma immediately after the word “closed”.
(b)The word “dealing” in clause (f) is hereby deleted and replaced with the word “dealings”.
(c)The following new clause (g) is hereby added immediately following clause (f):

“or (g) any Advances denominated in Canadian Dollars, is any day other than a Saturday, a Sunday or other day on which commercial banks are

Exhibit 10.1

authorized to close under the applicable laws of, or are in fact closed in, the state where the Administrative Agent’s office is located and in Toronto.”

(vi)Clause (b) of the definition of “Canadian Prime Rate” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by replacing “CDOR” with “Spread Adjusted Term CORRA”.
(vii)The definition of “Daily Simple RFR” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended as follows:
(a)The word “and” at the end of Subsection (c) is hereby deleted.
(b)The period at the end of Subsection (d) is hereby replaced with “; and”.
(c)The following new Subsection (e) is hereby added immediately following Subsection (d):

“(e)Canadian Dollars, a rate per annum equal to Spread Adjusted Daily CORRA for the day (such day “i”) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the CORRA component of such Spread Adjusted Daily CORRA that is published by the Relevant Canadian Governmental Body on the Relevant Canadian Governmental Body’s Website.”

(viii)Clause (c) of the definition of “Floating Rate” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by replacing “CDOR” with “Spread Adjusted Term CORRA”.
(ix)The definition of “Floor“ in Section 1.01 of the Existing Revolving Credit agreement is hereby amended by adding the following words immediately following the words “as applicable” at the end of clause (iii) and before the closed parenthesis:

“, and (iv) in the case of CORRA, Spread Adjusted Daily CORRA and Spread Adjusted Term CORRA, as applicable”

(x)Subsection (a)(vii) of the definition of “Interest Period” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended by replacing “CDOR” with “Spread Adjusted Term CORRA”.
(xi)The definition of “Interpolated Screen Rate” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended as follows:
(a)The words “Canadian Dollars,” in clause (i) are hereby deleted.
(b)The words “with respect to any Floating Rate Advance that is denominated in Canadian Dollars, 10:15 A.M. (Toronto time) on the first day of such Interest Period or if such date is not a Business Day, then on the immediately preceding Business Day” in clause (ii) are hereby replaced with the words “intentionally omitted”.

Exhibit 10.1

(xii)Subsection (d) of the definition of “Market Disruption Event” in Section 1.01 of the Existing Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Term CORRA Advances, on or prior to the first day of any applicable Interest Period, the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (i) Spread Adjusted Term CORRA or Term CORRA cannot be determined pursuant to the definition thereof, including because the Term CORRA is not available or published on a current basis or (ii) a fundamental change has occurred in the foreign exchange market with respect to such currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (iii) the applicable Required Tranche Lenders determine that for any reason in connection with any request for a Term CORRA Advance or a continuation thereof that Term CORRA or the Interest Period with respect to a proposed Term CORRA Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, and the Required Tranche Lenders have provided notice of such determination to the Administrative Agent;”

(xiii)Subsection (h) of the definition of “Market Disruption Event” in Section 1.01 of the Existing Revolving Credit Agreement is hereby amended as follows:
(a)“(I)” in the sentence before clause (A) is hereby deleted.
(b)The word “Spread” is hereby added immediately before the words “Adjusted Term SOFR”.

Notwithstanding anything in the Existing Revolving Credit Agreement, the Amended Credit Agreement or any other provision in this Amendment to the contrary, interest on any Advance in Canadian Dollars bearing interest at a rate determined by reference to CDOR outstanding as of the Amendment Effective Date (as defined below) shall continue to bear interest at such rate in accordance with the applicable provisions of the Existing Revolving Credit Agreement in effect prior to the Amendment Effective Date until the end of the then outstanding Interest Period applicable to such Advance.

SECTION 2.Conditions of Effectiveness
.  This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if:
(i)the Tranche Required Lenders do not object to the Benchmark Replacement by 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of the Benchmark Replacement is provided to the Lenders pursuant to Section 2.07(f) of the Existing Revolving Credit Agreement; and
(ii)the Administrative Agent shall have received on or before the date hereof:
(a)counterparts of this Amendment executed by each of the Borrowers.
(b)the consent attached hereto executed by each of the Guarantors.

Exhibit 10.1

SECTION 3.Reference to and Effect on the Existing Revolving Credit Agreement, the Notes and the Loan Documents
.
(i)On and after the effectiveness of this Amendment, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Revolving Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Revolving Credit Agreement, shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by this Amendment.
(ii)The Existing Revolving Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(iii)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(iv)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Revolving Credit Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Revolving Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 4.Costs and Expenses
.  The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Revolving Credit Agreement.
SECTION 5.Execution in Counterparts
.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, telecopier or email shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Governing Law
.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  The provisions of Sections 9.11 (Waiver of Jury Trial) and 9.14 (Jurisdiction, Etc.) of the Existing Revolving Credit Agreement are hereby incorporated herein by this reference as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

BORROWERS:

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,

its sole general partner

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL SINGAPORE JURONG EAST PTE. LTD.,

a Singapore private limited company

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL SINGAPORE 1 PTE. LTD.,

a Singapore private limited company

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Authorized Person

DIGITAL HK JV HOLDING LIMITED,

a British Virgin Islands business company

By: /s/ Jeannie Lee

Name: Jeannie Lee

Title: Director

[Signatures continue]

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

DIGITAL SINGAPORE 2 PTE. LTD.,
a Singapore private limited company

By: /s/ Matt Mercier

Name: Matt Mercier
Title: Authorized Person

DIGITAL HK KIN CHUEN LIMITED,

a Hong Kong limited company

By:/s/ Jeannie Lee
Name: Jeannie Lee
Title: Director

DIGITAL STOUT HOLDING, LLC,

a Delaware limited liability company

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its member

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL JAPAN, LLC,

a Delaware limited liability company

By: DIGITAL ASIA, LLC,

its member

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

DIGITAL EURO FINCO, L.P.,

a Scotland limited partnership

By: DIGITAL EURO FINCO GP, LLC,

its general partner

By: DIGITAL REALTY TRUST, L.P.,

its member

By: DIGITAL REALTY TRUST, INC.,

its general partner

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

MOOSE VENTURES LP,

a Delaware limited partnership

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By: /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL DUTCH FINCO B.V.,

a Dutch private limited liability company

By:/s/ Andrew P. Power
Name: Andrew P. Power
Title: Chief Financial Officer

[Signatures continue]

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

Signed by DIGITAL AUSTRALIA FINCO PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Jeannie Lee /s/ Arup Ghosh

Signature of director Jeannie Lee	Signature of director Arup Ghosh
Name of director (print) Director	Name of director (print) Director
Title	Title

[Signatures continue]

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

DIGITAL REALTY KOREA LTD., a Korean limited liability company

By:/s/ Jeannie Lee
Name: Jeannie Lee
Title: Director

DIGITAL SEOUL 2 LTD., a Korean limited liability company

By:/s/ Jeannie Lee
Name: Jeannie Lee
Title: Director

PT DIGITAL JAKARTA ONE,

an Indonesian limited liability company

By:/s/ Muhammad Fauzi IrawanName: Muhammad Fauzi Irawan
Title: Director

[Signatures continue]

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By: /s/ Christopher Albano
Name:Christopher Albano
Title: Authorized Signatory

[Signatures continue]

[Signature Page to Amendment No. 5 to Second A&R Global Senior Credit Agreement]

CONSENT

Dated as of June 18, 2024

Each of the undersigned, as a Guarantor under the Existing Revolving Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Revolving Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Revolving Credit Agreement, as amended and modified by such Amendment.

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GUARANTORS:

DIGITAL REALTY TRUST, INC.,

a Maryland corporation

By: /s/ Andrew P. Power

Name: Andrew P. Power

Title: Chief Financial Officer

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,

its sole general partner

By: /s/ Andrew P. Power

Name: Andrew P. Power

Title: Chief Financial Officer

DIGITAL EURO FINCO, LLC,

a Delaware limited liability company

By: /s/ Andrew P. Power

Name: Andrew P. Power

Title: Chief Financial Officer

[Signatures end.]